Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events
Subsequent Events

15. Subsequent Events

        In January 2014, the Company completed the acquisition of the real estate assets associated with the Casino Queen in East St. Louis, Illinois for $140 million. Simultaneously with the acquisition, GLPI also provided Casino Queen with a $43 million, five year term loan at 7% interest, pre-payable at any time, which, together with the sale proceeds, completely refinanced and retired all of Casino Queen's outstanding long-term debt obligations. GLPI leased the property back to Casino Queen on a triple net basis for approximately $14 million in rent per year. The initial lease term is 15 years, with an option to renew for four successive five year terms.

        Upon the declaration of the Purging Distribution, GLPI options and GLPI SARs were adjusted in a manner that preserved both the pre-distribution intrinsic value of the options and SARs and the pre-distribution ratio of the stock price to exercise price that existed immediately before the Purging Distribution. Additionally, upon declaration of the Purging Distribution, holders of GLPI PSUs were credited with the special dividend, which will accrue and be paid, if applicable, on the vesting date of the related PSU. Holders of GLPI restricted stock will be entitled to receive the special dividend with respect to such restricted stock on the same date or dates that the special dividend is payable on GLPI common stock to shareholders of GLPI generally.

        On February 18, 2014, GLPI made the Purging Distribution, which totaled $1.05 billion and was comprised of cash and GLPI common stock, to distribute the accumulated earnings and profits related to the real property assets and attributable to any pre-REIT years, including any earnings and profits allocated to GLPI in connection with the Spin-Off. Shareholders were given the option to elect either an all-cash or all-stock dividend, subject to a total cash limitation of $210 million. Of the 88,691,827 shares of common stock outstanding on the record date, approximately 54.3% elected the cash distribution and approximately 45.7% elected a stock distribution or made no election. Shareholders electing cash received $4.358049 plus 0.195747 additional GLPI shares per common share held on the record date. Shareholders electing stock received 0.309784 additional GLPI shares per common share held on the record date. Stock dividends were paid based on the volume weighted average price for the three trading days ended February 13, 2014 of $38.2162 per share. Approximately 22.0 million shares were issued in connection with this dividend payment.

        Additionally, on February 18, 2014, the Company's Board of Directors declared its first quarterly dividend of $0.52 per common share payable on March 28, 2014 to shareholders of record on March 7, 2014.

        In the first quarter of 2014, the applicable margin for LIBOR loans and base rate loans was reduced to 1.50% and 0.50%, respectively, and the commitment fee rate on the unused portion of the commitments under the revolving facility was reduced to 0.25%.